Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

(DUTY)	U.S. Defense ETF

(the “Fund”)

listed on NYSE Arca, Inc.

June 5, 2026

Supplement to the
Statement of Additional Information (“SAI”)
dated April 6, 2026

Effective immediately, all references in the SAI to distributions of dividends and interest income, if any, are hereby changed to reflect that the Fund intends to pay out dividends and interest income, if any, monthly.

Please retain this Supplement for future reference.